QUARTERLY RESULTS (UNAUDITED)	12 Months Ended
Dec. 31, 2019
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY RESULTS (UNAUDITED)

NOTE 16 — QUARTERLY RESULTS (UNAUDITED)

Presented below is a summary of the unaudited quarterly financial information for the years ended December 31, 2019 and 2018 (in thousands, except for per share amounts). In the opinion of management, the information for the interim periods presented includes all adjustments which are of a normal and recurring nature, necessary to present a fair presentation of the results for each period.

	December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$109,260	$105,529	$105,479	$93,088
Net income	$8,851	$9,006	$2,573	$162,590
Net income attributable to the Company	$8,817	$8,973	$2,541	$162,568
Basic and diluted net income per common share (1)	$0.03	$0.03	$0.01	$0.52

(1)

The Company calculates net income per share based on the weighted-average number of outstanding shares of common stock during the reporting period. The average number of shares fluctuates throughout the year and can therefore produce a full year result that does not agree to the sum of the individual quarters.

	December 31, 2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$109,503	$107,395	$105,705	$108,673
Net income (loss)	$19,073	$17,825	$14,905	$(14,391)
Net income (loss) attributable to the Company	$19,039	$17,792	$14,872	$(14,425)
Basic and diluted net income (loss) per common share (1)	$0.06	$0.06	$0.05	$(0.05)

(1)

The Company calculates net income (loss) per share based on the weighted-average number of outstanding shares of common stock during the reporting period. The average number of shares fluctuates throughout the year and can therefore produce a full year result that does not agree to the sum of the individual quarters.